UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005

NEW VIACOM CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-

Balance Sheet Arrangement of a Registrant.

On December 8, 2005, New Viacom Corp. entered into a $6.0 billion term loan credit agreement (“New Viacom Term Facility”) among New Viacom Corp., the lenders named therein, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as co-documentation agents. The New Viacom Term Facility, subject to the satisfaction of customary conditions, will be effective upon the initial borrowing thereunder to be used to fund a special cash dividend (the “Special Dividend”) to be paid to Viacom Inc. shortly prior to the separation of Viacom Inc. into two publicly-traded companies (the “Viacom Separation”). The Viacom Separation is expected to be completed on December 31, 2005 and is more fully described in Amendment No. 1 to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on November 23, 2005 by Viacom Inc. and New Viacom Corp. Unless the New Viacom Term Facility is effective on or before February 28, 2006, the New Viacom Term Facility will terminate; and, unless the Viacom Separation has occurred on or before February 28, 2006, all outstanding borrowings under the New Viacom Term Facility will be due and payable on such date.

The New Viacom Term Facility consists of two tranches, (i) Tranche A, a single-draw term loan in the principal amount of $4.75 billion, which is due and payable15 months from the effective date of the New Viacom Term Facility, and (ii) Tranche B, a multi-draw term loan in the principal amount of $1.25 billion, which is due and payable 18 months from the effective date of the New Viacom Term Facility. New Viacom Corp. may designate subsidiary borrowers under the New Viacom Term Facility for which New Viacom Corp. will act as guarantor. The net proceeds of any offering of long-term debt securities by New Viacom Corp. shall be used to prepay the New Viacom Term Facility. Borrowing rates under the New Viacom Term Facility are determined at New Viacom Corp.'s option at the time of each borrowing and are generally based on the prime rate in the United States or LIBOR plus a specified margin. New Viacom Corp. pays a facility fee based on the total amount of the Tranche B commitments under the New Viacom Term Facility and a utilization fee on the Tranche B borrowings if outstanding borrowings under the New Viacom Term Facility exceed 50% of the total amount of the commitments thereunder. The New Viacom Term Facility contains covenants which, among other things, require that New Viacom Corp. maintain a minimum interest coverage ratio. It is expected that New Viacom Corp. will borrow under Tranche A to fund the Special Dividend and under Tranche B from time to time. Borrowings under Tranche B of the New Viacom Term Facility may be used to fund the Special Dividend and for general corporate purposes, including acquisitions and commercial paper backup.

On December 8, 2005, New Viacom Corp. entered into a $3.25 billion five-year credit agreement (the “New Viacom Revolving Facility”) among New Viacom Corp., the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as co-documentation agents. The New Viacom Revolving Facility will be effective at the time of the Viacom Separation, subject to the satisfaction of customary conditions. Unless the New Viacom Revolving Facility is effective on or before February 28, 2006, the New Viacom Revolving Facility will terminate.

The New Viacom Revolving Facility contains provisions substantially similar to those in Viacom Inc.'s existing revolving credit facilities. New Viacom Corp. may designate subsidiary borrowers under the New Viacom Revolving Facility for which New Viacom Corp. will act as guarantor. Borrowing rates under the New Viacom Revolving Facility are determined at New Viacom Corp.'s option at the time of each borrowing and are generally based on the prime rate in the United States or LIBOR plus a specified margin. New Viacom Corp. pays a facility fee based on the total amount of the commitments under the New Viacom Revolving Facility and a utilization fee if outstanding borrowings exceed 50% of the total amount of the commitments thereunder. The New Viacom Revolving Facility contains covenants which, among other things, require that New Viacom Corp. maintain a minimum interest coverage ratio. Borrowings under the New Viacom Revolving Facility may be used for general corporate purposes, including acquisitions and commercial paper backup. It is expected that New Viacom Corp. will borrow under the New Viacom Revolving Facility from time to time.

The foregoing descriptions of the New Viacom Term Facility and the New Viacom Revolving Facility (collectively, the "Facilities") are qualified in their entirety by reference to the text of the respective documents, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Some of the financial institutions party to the Facilities and their affiliates have performed, and/or may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for New Viacom Corp. and its respective subsidiaries for which they have received, and/or will receive, customary fees and commissions.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	$6.0 Billion Term Loan Credit Agreement, dated as of December 8, 2005, among New Viacom Corp., the Lenders named therein, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents.

10.2

$3.25 Billion Five-Year Credit Agreement, dated as of December 8, 2005, among New Viacom Corp., the Lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW VIACOM CORP.
(Registrant)

By:	/s/ Michael D. Fricklas

	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: December 14, 2005

Exhibit Index

Exhibit Number	Description of Exhibit
10.1

$6.0 Billion Term Loan Credit Agreement, dated as of December 8, 2005, among New Viacom Corp., the Lenders named therein, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents.

10.2

$3.25 Billion Five-Year Credit Agreement, dated as of December 8, 2005, among New Viacom Corp., the Lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents.